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                                                                   EXHIBIT 10.26

           FIRST AMENDMENT TO THE LETTER AGREEMENT DATED JULY 28, 2004
                     BETWEEN JAMES E. JOSEPH AND ONEIDA LTD.

     FIRST AMENDMENT (this "Amendment"), dated as of February ___, 2005, to the Letter Agreement dated as of July 28, 2004 (the "Letter Agreement"), among Oneida Ltd., (the "Company") and James E. Joseph ("Mr. Joseph").

     Whereas, the Company and Mr. Joseph have entered into the Letter Agreement and after consideration have determined that it is in the best interests of both the Company and Mr. Joseph to amend the Letter Agreement;

     Now therefore, the parties hereby agree that existing paragraph 12 of the Letter Agreement shall be deleted in its entirety and replaced with the following new paragraph 12;

     12. Entire Agreement. All prior negotiations and agreements between the parties hereto with respect to the matters contained herein, except the payment provisions of the Retention Bonus Agreement dated June 23, 2004, are superseded by this Agreement, and there are no representations, warranties, understandings or agreements other than those expressly set forth herein.

     Except as set forth expressly above, all terms of the Letter Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the parties.

     IN WITNESS WHEREOF, the Company and Mr. Joseph have caused this Amendment to be duly executed as of the day and year first above written.

                                        ONEIDA LTD.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer


                                        By: /s/ JAMES E. JOSEPH
                                            ------------------------------------
                                            James E. Joseph